Workhorse Appoints Ryan Gaul as President of Commercial Vehicles

CINCINNATI, April 26, 2021 – Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective drone-integrated electric vehicles to the last-mile delivery sector, announced today that it has appointed Ryan Gaul to the newly created position of “President – Commercial Vehicles,” effective April 22, 2021. The President – Commercial Vehicles role will be responsible for managing Workhorse’s commercial vehicles division, including its manufacturing facility in Union City. Gaul will report directly to Company CEO, Duane Hughes.
[CAPTION: Ryan Gaul Joins Workhorse as President of Commercial Vehicles]
Gaul brings nearly two decades of automotive experience in senior and executive management positions. Since 2002, he has held leadership roles of increasing responsibility at Gentherm, Inc. (NASDAQ: THRM), where he spearheaded manufacturing, supply-chain, M&A, business development, marketing and IT initiatives. His global career includes international assignments in Germany and in China, where he led Gentherm’s lean transformation, commercial and manufacturing expansion in Asia. Most recently, as Senior Vice President Global Manufacturing and Supply-Chain, he managed over 10,000 associates and 12 manufacturing sites.
Gaul holds a Bachelor of Arts in Philosophy from the University of Missouri, Columbia.
“On behalf of the entire Workhorse team, I’d like to formally welcome Ryan to our organization,” said Workhorse CEO Duane Hughes. “Ryan embodies a unique mix of broad functional leadership experience with significant commercial production acumen, both of which will be invaluable as we continue our production ramp. We’ll be looking for Ryan to hit the ground running with our manufacturing teams to implement better systems and industry best practices to help us scale more quickly. Going forward, as we continue to grow and expand our production footprint, we expect Ryan will be playing a major role in these efforts as well.”

Gaul added: “I’m looking forward to joining the Workhorse team at such an exciting and pivotal time in its development. I understand firsthand the unique challenges of scaling automotive production, and I’m confident that the combination of skills I’ve gained through my past experiences and successes, combined with our strategic partnerships with industry leaders like Belcan and Hitachi and the great team Workhorse already has and continues to grow, will ensure Workhorse remains on a path to achieve its long-term growth goals.”

About Workhorse Group Inc.
Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements
This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; negative impacts stemming from the continuing COVID-19 pandemic; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Media Contacts:

Mike Dektas
Creative Storm PR
513-266-3590
mike@creativestorm.com

Prosek Partners
Pro-Workhorse@Prosek.com

Investor Relations Contact:

Matt Glover and Tom Colton
Gateway Investor Relations
949-574-3860
WKHS@gatewayir.com